SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of report:  December 18, 1998
      (Date of earliest event reported)




                        NORTH EAST INSURANCE COMPANY
           (Exact name of registrant as specified in its charter)




             Maine                 0-11184            01-0278387
(State or other jurisdiction of  (Commission       (I.R.S. Employer
incorporation or organization)    File No.)       Identification No.)




                  482 Payne Road, Scarborough, Maine  04074
             (Address of principal executive offices) (Zip code)


Registrant's telephone number:   (207) 883-2232


Item 5.  Other Events.

On December 18, 1998, the Registrant announced an extension of its rights offering to shareholders. The offering had originally scheduled to expire December 21, 1998. The revised expiration date is 5:00 p.m., Eastern time, on December 29, 1998. A copy of the Registrant's press release announcing the extension is filed as an exhibit to this report.

The terms of the rights offering are further described in a Registration Statement on Form SB-2 (Registration No. 333-62881).


Item 6.  Financial Statements and Exhibits.

    (c)  Exhibits.

         99.1 Press release dated December 18, 1998, extending the expiration date of the rights offering


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       NORTH EAST INSURANCE COMPANY


Date: December 18, 1998                By: /s/ Robert G. Schatz
                                           President and Chief
                                           Executive Officer

                              INDEX TO EXHIBITS

Exhibit
Number      Description
-------     --------------------------------------------

 99.1 Press release dated December 18, 1998, extending the expiration date of the rights offering